As filed with the Securities and Exchange Commission on September 26, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 20, 2007

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03.          MATERIAL MODIFICATION TO RIGHTS OF SECURITYHOLDERS.

Upon issuance of the Series I Preferred Stock (as defined in Item 5.03 below) on September 26, 2007, the ability of the Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) will be subject to certain restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series I Preferred Stock.  "Junior Stock" means the Registrant's common stock and any other class or series of stock of the Registrant now existing or hereafter authorized over which the Series I Preferred Stock has preference or priority in the payment of dividends. The restrictions  are set forth in the Certificate of Designations described in Item 5.03 below.

ITEM 5.03.          AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 25, 2007, the Registrant filed a Certificate of Designations (the "Certificate of Designations") with the Delaware Secretary of State for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its 6.625% Non-Cumulative Preferred Stock, Series I, $0.01 par value per share (the "Series I Preferred Stock").  The Series I Preferred Stock has a liquidation preference of $25,000 per share.  The Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 8.01.  OTHER ITEMS.

By action dated September 21, 2007, the Committee previously appointed by the Board of Directors of the Registrant approved and ratified the public offering of 22,000,000 Depositary Shares (the "Depositary Shares"), each representing a 1/1,000th interest in a share of the Series I Preferred Stock, to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Series I Preferred Stock and the sale of the Depositary Shares.  On September 20, 2007, the Registrant entered into an underwriting agreement with the various Underwriters (the "Underwriting Agreement") for the Depositary Shares. In addition, pursuant to the Underwriting Agreement, the Registrant granted the Underwriters an over-allotment option to purchase up to an additional 3,300,000 Depositary Shares. The terms of the offering and the Depositary Shares are described in the Registrant's Prospectus dated May 5, 2006 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Final Prospectus Supplement dated September 20, 2007.  The Underwriting Agreement is included as Exhibit 1.1 hereto.

            The Depositary Shares were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-133852, on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1

Underwriting Agreement, dated September 20, 2007 with respect to the offering of 22,000,000 Depositary Shares, each representing a 1/1000th Interest in a share of Bank of America Corporation 6.625% Non-Cumulative Preferred Stock, Series I

3.1	Certificate of Designations for the Series I Preferred Stock
4.1	Deposit Agreement, dated September 20, 2007, among the Registrant, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts
4.2	Form of Certificate for the Preferred Stock
4.3	Form of Depositary Receipt for the Depositary Shares
5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the Series I Preferred Stock and the Depositary Shares

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:       /s/ TERESA M. BRENNER
                                                                                    TERESA M. BRENNER
                                                                                    Associate General Counsel

Dated:  September 26, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1

Underwriting Agreement, dated September 20, 2007 with respect to the offering of the 22,000,000 Depositary Shares, each representing a 1/1000th Interest in a share of Bank of America Corporation 6.625% Non-Cumulative Preferred Stock, Series I

3.1	Certificate of Designations for the Series I Preferred Stock
4.1	Deposit Agreement, dated September 20, 2007, among the Registrant, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts
4.2	Form of Certificate for the Preferred Stock
4.3	Form of Depositary Receipt for the Depositary Shares
5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the Series I Preferred Stock and the Depositary Shares